ESAB Corporation Announces First Quarter 2022 Results

•Reported $0.96 EPS from continuing operations and achieved $1.17 of adjusted EPS
•Grew sales 14%, including organic growth of 18%, to a record $648 million
•Achieved adjusted EBITDA of $109 million, up 16% versus prior year
•First quarter results in-line with expectations and reaffirmed 2022 full year guidance
•Successfully completed separation from Enovis Corporation on April 4, 2022

North Bethesda, MD, May 10, 2022 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a world leader in fabrication and specialty gas control technology, announced today its financial results for the first quarter of 2022. ESAB operated as part of Enovis Corporation (formerly Colfax Corporation) for the entire first quarter of 2022, and the historical financial measures presented in this release were derived from Enovis’ accounting records and are presented on a carve-out basis.

The Company reported record sales of $647.9 million, an increase of 14% on a reported basis, or 18% organically before currency translation impacts. Adjusted EBITDA during the first quarter of $109.3 million rose 16% compared to $94.3 million in the prior year quarter, and adjusted EBITDA margin expanded 30 basis points to 16.9%. ESAB also reported Net income from continuing operations of $58.4 million, $0.96 per share and adjusted net income of $1.17 per share. The Company generated operating cash flow of $16.1 million and free cash flow of $22.3 million, excluding outflows related to the Company’s separation from Enovis Corporation, formerly known as Colfax Corporation (the “Separation”).

“Our strong momentum from 2021 continued into the first quarter of 2022,” said Shyam P. Kambeyanda, President and Chief Executive Officer of ESAB Corporation. “Our revenue grew substantially with strong demand for our innovative equipment, gas control and consumable solutions as well as strong price realization that offset continued inflationary pressures. We have now successfully completed the transition to an independent public company. We are focused on creating long-term shareholder value by leveraging our ESAB business system (EBX) to drive growth, margin expansion and strong free cash flow.”

The Company reported strong first quarter results, and reiterated its full year 2022 guidance, which excludes Russia for the remainder of the year. We continue to expect $2.45-$2.50 billion of sales with organic growth of 4%-7% and total reported sales growth of 2%-4%, full year adjusted EBITDA of $400-$420 million, adjusted EPS of $3.85-$4.05 and free cash flow of greater than $210 million.

Conference Call and Webcast

The Company will hold a conference call to discuss its first quarter 2022 results beginning at 9:00 a.m. Eastern on Tuesday, May 10, 2022 which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call.

About ESAB Corporation

ESAB Corporation (NYSE: ESAB) is a world leader in fabrication and specialty gas control technology, providing our partners with advanced equipment, consumables, specialty gas control, robotics, and digital solutions which enable the everyday and extraordinary work that shapes our world. To learn more, visit www.ESABcorporation.com.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, adjusted EBITA (earnings before interest, taxes and amortization), adjusted EBITDA (adjusted EBITA plus depreciation and other amortization), organic sales growth, free cash flow, and ratios based on the foregoing measures. ESAB also provides adjusted EBITA/EBITDA and adjusted EBITA/EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations excluding Restructuring and other related charges, acquisition-related intangible asset amortization, and separation costs. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding.

Adjusted EBITA excludes from Net income from continuing operations the effect of Restructuring and other related charges, acquisition-related intangible asset amortization, separation costs, Income tax expense and interest income, net. Adjusted EBITDA further excludes depreciation and other amortization from the adjusted EBITA calculation. ESAB presents adjusted EBITA and adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITA and adjusted EBITDA, respectively. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, acquisition-related intangible asset amortization, separation costs from segment operating income for adjusted EBITA and further exclude depreciation and other amortization for adjusted EBITDA.

Organic sales growth excludes the impact of acquisitions and foreign exchange rate fluctuations.

Organic sales-per-day growth represents organic sales growth adjusted for additional or fewer selling days calculated based on the global average selling days particular to each segment.

Free cash flow represents Cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net proceeds from sale of certain properties.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, including with respect to the Company’s separation from Enovis Corporation (the “Separation”), and the anticipated benefits of the Separation and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; macroeconomic conditions; supply chain disruptions; the impact of the COVID-19 global pandemic, including the rise, prevalence and severity of variants of the virus, actions by governments, businesses and individuals in response to the situation, such as the scope and duration of the outbreak, the nature and effectiveness of government actions and restrictive measures implemented in response; the impact on creditworthiness and financial viability of customers; risks relating to the Separation, Enovis’ ability to satisfactorily complete steps necessary for the Separation and related transactions to be generally tax-free for U.S. federal income tax purposes, the ability to realize the anticipated benefits of the Separation, and the financial and operating performance of the Company following the Separation; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Information Statement filed as Exhibit 99.1 to the Company’s Registration Statement on Form 10B-12/A on March 17, 2022, as well as other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
COMBINED CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended
	April 1, 2022	April 2, 2021

Net sales	$647,911	$568,128
Cost of sales	423,580	368,333
Gross profit	224,331	199,795
Selling, general and administrative expense	135,413	124,419
Restructuring and other related charges	5,304	3,075
Operating income	83,614	72,301
Interest income and other, net	556	225
Income from continuing operations before income taxes	84,170	72,526
Income tax expense	25,746	13,992
Net income from continuing operations	58,424	58,534
Loss from discontinued operations, net of taxes	(2,021)	—
Net income	56,403	58,534
Less: Income attributable to noncontrolling interest, net of taxes	966	876
Net income attributable to ESAB Corporation	$55,437	$57,658
Earnings (loss) per share - basic
Income from continuing operations	$0.96	$0.96
Loss on discontinued operations	$(0.03)	$—
Net income per share	$0.93	$0.96
Earnings (loss) per share - diluted
Income from continuing operations	$0.96	$0.96
Loss on discontinued operations	$(0.03)	$—
Net income per share - diluted	$0.93	$0.96

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended
	April 1, 2022	April 2, 2021
Adjusted Net Income and Adjusted Net Income Per Share	(Dollars in millions)
Net income from continuing operations attributable to ESAB Corporation(1) (GAAP)	$57.5	$57.6
Restructuring and other related charges - pretax (2)	5.3	3.1
Acquisition-related amortization - pretax (3)	7.7	9.1
Separation costs - pretax	3.6	—
Tax adjustment (4)	(3.8)	(2.3)
Adjusted net income from continuing operations (non-GAAP)	$70.2	$67.5
Adjusted net income margin from continuing operations	10.8%	11.9%
Weighted-average shares outstanding - diluted (in millions)	60.0	60.0

Adjusted net income per share - diluted from continuing operations (non-GAAP)	$1.17	$1.12

Net income per share - diluted from continuing operations (GAAP)	$0.96	$0.96
__________
(1) Net income from continuing operations attributable to ESAB Corporation for the respective periods is calculated using Net income from continuing operations less the income attributable to noncontrolling interest, net of taxes, of $1.0 million and $0.9 million for the three months ended April 1, 2022 and April 2, 2021, respectively.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes amortization of acquired intangibles.
(4) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 29.4% and 19.3% for the three months ended April 1, 2022 and April 2, 2021, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended
	April 1, 2022	April 2, 2021
	(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$58.4	$58.5
Income tax expense	25.7	14.0
Interest income, net(2)	(0.5)	—
Restructuring and other related charges(3)	5.3	3.1
Separation costs	3.6	—
Acquisition-related amortization(4)	7.7	9.1
Adjusted EBITA (non-GAAP)	$100.3	$84.7
Depreciation and other amortization (5)	9.0	9.6
Adjusted EBITDA (non-GAAP)	$109.3	$94.3
Net income margin from continuing operations (GAAP)	9.0%	10.3%
Adjusted EBITA margin (non-GAAP)	15.5%	14.9%
Adjusted EBITDA margin (non-GAAP)	16.9%	16.6%
__________
(1) Numbers may not sum due to rounding.
(2) Relates to the removal of interest income, net included within the Interest income and other, net line within the Combined Condensed Statement of Operations.
(3) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(4) Includes amortization of acquired intangibles.
(5) Includes depreciation and all other amortization.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended April 1, 2022
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Operating income (GAAP)	$30.2	$53.4	$83.6
Restructuring and other related charges	3.6	1.7	5.3
Segment operating income (non-GAAP)	33.8	55.1	88.9
Separation costs	2.3	1.3	3.6
Acquisition-related amortization	4.1	3.6	7.7
Other income (expense), net(1)	0.3	(0.2)	0.1
Adjusted EBITA (non-GAAP)	40.5	59.8	100.3
Depreciation and other amortization	3.5	5.5	9.0
Adjusted EBITDA (non-GAAP)	$44.0	$65.3	$109.3
Adjusted EBITA margin (non-GAAP)	14.9%	15.9%	15.5%
Adjusted EBITDA margin (non-GAAP)	16.2%	17.4%	16.9%
(1) Relates to the adjustment for other income (expense), net items included within the Interest income and other, net line within the
Combined Condensed Statements of Operations.

	Three Months Ended April 2, 2021
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Operating income (GAAP)	$22.4	$49.9	$72.3
Restructuring and other related charges	2.4	0.7	3.1
Segment operating income (non-GAAP)	24.8	50.6	75.4
Acquisition-related amortization	4.7	4.4	9.1
Other income (expense), net(1)	0.3	(0.1)	0.2
Adjusted EBITA (non-GAAP)	29.8	54.9	84.7
Depreciation and other amortization	3.5	6.1	9.6
Adjusted EBITDA (non-GAAP)	$33.3	$61.0	$94.3
Adjusted EBITA margin (non-GAAP)	13.2%	16.0%	14.9%
Adjusted EBITDA margin (non-GAAP)	14.7%	17.8%	16.6%
(1) Relates to the adjustment for other income (expense), net items included within the Interest income and other, net line within the
Combined Condensed Statements of Operations.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended July 2, 2021
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Sales (GAAP)	$253.6	$376.2	$629.8

Operating income (GAAP)	$27.1	$55.1	$82.2
Restructuring and other related charges	2.1	1.4	3.5
Segment operating income (non-GAAP)	29.2	56.5	85.7
Separation costs	0.1	—	0.1
Acquisition-related amortization	4.7	4.4	9.1
Other income (expense), net(1)	0.3	(0.1)	0.2
Adjusted EBITA (non-GAAP)	34.3	60.8	95.1
Depreciation and other amortization	3.7	5.9	9.6
Adjusted EBITDA (non-GAAP)	$38.0	$66.7	$104.7
Adjusted EBITA margin (non-GAAP)	13.5%	16.2%	15.1%
Adjusted EBITDA margin (non-GAAP)	15.0%	17.7%	16.6%
(1) Relates to the adjustment for other income (expense), net items included within the Interest income and other, net line within the
Combined Condensed Statements of Operations.

	Three Months Ended October 1, 2021
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Sales (GAAP)	$260.0	$346.0	$606.0

Operating income (GAAP)	$31.5	$47.1	$78.6
Restructuring and other related charges	1.8	2.4	4.2
Segment operating income (non-GAAP)	33.3	49.5	82.8
Separation costs	0.2	0.5	0.7
Acquisition-related amortization	4.6	4.3	8.9
Other income (expense), net(1)	0.3	(0.1)	0.2
Adjusted EBITA (non-GAAP)	38.4	54.2	92.6
Depreciation and other amortization	3.9	5.8	9.7
Adjusted EBITDA (non-GAAP)	$42.3	$60.0	$102.3
Adjusted EBITA margin (non-GAAP)	14.8%	15.7%	15.3%
Adjusted EBITDA margin (non-GAAP)	16.3%	17.3%	16.9%
(1) Relates to the adjustment for other income (expense), net items included within the Interest income and other, net line within the
Combined Condensed Statements of Operations.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2021
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Sales (GAAP)	$264.4	$359.8	$624.2

Operating income (GAAP)	$27.1	$45.9	$73.0
Restructuring and other related charges	5.3	2.9	8.2
Segment operating income (non-GAAP)	32.4	48.8	81.2
Separation costs	0.8	1.2	2.0
Acquisition-related amortization	4.5	4.3	8.8
Other income (expense), net(1)	1.2	(0.1)	1.1
Adjusted EBITA (non-GAAP)	38.9	54.2	93.1
Depreciation and other amortization	3.8	5.7	9.5
Adjusted EBITDA (non-GAAP)	$42.7	$59.9	$102.6
Adjusted EBITA margin (non-GAAP)	14.7%	15.1%	14.9%
Adjusted EBITDA margin (non-GAAP)	16.1%	16.6%	16.4%
(1) Relates to the adjustment for other income (expense), net items included within the Interest income and other, net line within the
Combined Condensed Statements of Operations.

	Year Ended December 31, 2021
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Sales (GAAP)	$1,004.2	$1,423.9	$2,428.1

Operating income (GAAP)	$108.1	$198.1	$306.2
Restructuring and other related charges	11.6	7.4	19.0
Segment operating income (non-GAAP)	119.7	205.5	325.2
Separation costs	1.2	1.7	2.9
Acquisition-related amortization	18.5	17.4	35.9
Other income (expense), net(1)	2.1	(0.4)	1.7
Adjusted EBITA (non-GAAP)	141.5	224.2	365.7
Depreciation and other amortization	15.0	23.5	38.5
Adjusted EBITDA (non-GAAP)	$156.5	$247.7	$404.2
Adjusted EBITA margin (non-GAAP)	14.1%	15.7%	15.1%
Adjusted EBITDA margin (non-GAAP)	15.6%	17.4%	16.6%
(1) Relates to the adjustment for other income (expense), net items included within the Interest income and other, net line within the
Combined Condensed Statements of Operations.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Net Sales
	$	Change %
For the three months ended April 2, 2021	$568.1
Components of Change:
Existing businesses(1)	101.2	17.8%
Foreign Currency translation(2)	(21.4)	(3.8)%
	79.8	14.0%
For the three months ended April 1, 2022	$647.9
(1) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(2) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Net Sales(1)
	Americas		EMEA & APAC
	$	Change %	$	Change %
For the three months ended April 2, 2021	$226.2		$342.0
Components of Change:
Existing businesses	47.7	21.1%	53.5	15.6%
Foreign Currency translation	(1.6)	(0.7)%	(19.9)	(5.8)%
	46.1	20.4%	33.6	9.8%
For the three months ended April 1, 2022	$272.3		$375.6
__________
(1) Numbers may not sum due to rounding.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended
	April 1, 2022	April 2, 2021

Net cash provided by operating activities (GAAP)	$16.1	$62.8
Purchases of property, plant and equipment (GAAP)	(5.9)	(4.7)
Proceeds from the sale of certain properties (1)	2.5	0.2
Payments related to the Separation (2)	5.0	—
Discontinued operations	4.6	—
Free cash flow (non-GAAP)	$22.3	$58.3
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash used in investing activities.
(2) Includes $3.6 million related to tax paid in preparation for the separation and $1.4 million of other separation charges.

ESAB CORPORATION
COMBINED CONDENSED BALANCE SHEETS
Dollars in thousands
(Unaudited)

	April 1, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$56,631	$41,209
Trade receivables, less allowance for credit losses of $27,484 and $23,912	410,201	383,496
Inventories, net	462,535	420,062
Prepaid expenses	59,017	51,949
Other current assets	59,703	67,357
Total current assets	1,048,087	964,073
Property, plant and equipment, net	280,592	286,278
Goodwill	1,513,943	1,532,993
Intangible assets, net	508,523	521,434
Lease asset - right of use	107,723	107,944
Other assets	322,481	48,540
Total assets	$3,781,349	$3,461,262

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$368,999	$345,480
Accrued liabilities	283,411	251,109
Total current liabilities	652,410	596,589
Other liabilities	611,577	362,945
Total liabilities	1,263,987	959,534
Parent’s Equity:
Net Parent investment	3,040,898	2,921,623
Accumulated other comprehensive loss	(564,046)	(460,888)
Total Parent’s equity	2,476,852	2,460,735
Noncontrolling interest	40,510	40,993
Total equity	2,517,362	2,501,728
Total liabilities and equity	$3,781,349	$3,461,262

ESAB CORPORATION
COMBINED CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Three Months Ended
	April 1, 2022	April 2, 2021
Cash flows from operating activities:
Net income	$56,403	$58,534
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,689	18,720
Stock-based compensation expense	1,728	1,586
Deferred income tax (benefit)	3,509	(974)
Changes in operating assets and liabilities:
Trade receivables, net	(29,833)	(35,041)
Inventories, net	(41,925)	(29,373)
Accounts payable	11,975	55,606
Other operating assets and liabilities	(2,457)	(6,211)
Net cash provided by operating activities	16,089	62,847
Cash flows from investing activities:
Purchases of property, plant and equipment	(5,903)	(4,700)
Proceeds from sale of property, plant and equipment	2,746	153
Acquisition, net of cash received	—	(4,859)
Net cash used in investing activities	(3,157)	(9,406)
Cash flows from financing activities:
Repayments of short-term borrowings	(511)	(3)
Payments of deferred consideration	(1,500)	—
Distributions to noncontrolling interest holders	(941)	(1,054)
Transfers from (to) Parent, net	2,847	(55,069)
Net cash used in financing activities	(105)	(56,126)
Effect of foreign exchange rates on Cash and cash equivalents	2,595	(1,370)
Increase (decrease) in Cash and cash equivalents	15,422	(4,055)
Cash and cash equivalents, beginning of period	41,209	49,209
Cash and cash equivalents, end of period	$56,631	$45,154